Exhibit 99.1

Terrapin 3 Acquisition Corporation Extends Date to Consummate Business Combination

NEW YORK and Gurgaon, India, July 22, 2016 /PRNewswire/

Terrapin 3 Acquisition Corporation (NASDAQ: TRTL, “TRTL”) today announced that, in connection with the July 19, 2016 approval by TRTL stockholders to extend the date by which it must complete a business combination (the “Extension”), holders of approximately 11.3 million public shares in TRTL validly tendered their shares for a pro rata portion of the cash held in TRTL’s trust account in connection with the Extension as of 4:00 pm (EST) on Thursday, July 21, 2016, the latest time at which TRTL shareholders could elect to withdraw their redemption elections.

TRTL obtained the Extension in order to allow more time to complete its previously announced business combination with Yatra Online, Inc. (“Yatra”), the fast-growing online travel agency based in India. While the Extension allows TRTL until December 19, 2016 to complete the business combination, TRTL anticipates closing the proposed business combination on or before October 30, 2016.

A total of approximately $99.4 million remains in TRTL’s trust account which, together with $20 million from a forward purchase contract with an affiliate of Macquarie Capital, results in $119.4 million available to satisfy the terms of the proposed business combination with Yatra in addition to any new equity securities that might be issued in connection with this transaction.

About Yatra

Founded in 2006 by venture capital firms and experienced travel industry and technology executives, yatra.com is a leading online travel agent and consolidator of travel products based in Gurgaon, India. Yatra has emerged as the most trusted eCommerce travel brand in India as ranked by The Economic Times, Brand Equity’s Most Trusted Brand Survey 2015, and has won three awards at the Indian government’s Ministry of Tourism National Tourism Awards - ‘Outstanding performance as a Domestic Tour Operator (Rest of India)’, Outstanding performance as a Domestic Tour Operator in Jammu and Kashmir’ and ‘Outstanding performance as an Inbound Tour Operator-Category C’.

About Terrapin 3 Acquisition Corporation

TRTL is a special purpose acquisition company formed for the purpose of effecting a merger, acquisition, or similar business combination, which raised $212.75 million in July 2014 for the purpose of combining with a public or privately-held operating business.  TRTL was founded by Nathan Leight and was co-sponsored by affiliates of Terrapin Partners, LLC and affiliates of Macquarie Capital.   TRTL is Mr. Leight’s and the Terrapin team’s third publicly traded acquisition vehicle.  The first, Aldabra Acquisition Corporation, became Great Lakes Dredge and Dock Corporation in 2006 in a transaction of approximately $414 million. The second, Aldabra 2 Acquisition Corp., became Boise Inc. in 2008 in a transaction of approximately $1.6 billion and traded on the New York Stock Exchange until it was acquired by Packaging Corporation of America.

About Macquarie and Macquarie Capital

Macquarie Group (“Macquarie”) is a global provider of banking, financial, advisory, investment and funds management services. Macquarie's main business focus is making returns by providing a diversified range of services to clients. Macquarie acts on behalf of institutional, corporate and retail clients and counterparties around the world. Founded in 1969, Macquarie operates in more than 70 office locations in 28 countries. Macquarie employs approximately 14,000 people and has assets under management of over $367.4 billion (as of March 31, 2016).

Macquarie Capital comprises Macquarie Group's corporate advisory, capital markets and principal investing capabilities. Macquarie Capital's expertise spans a variety of industry sectors, including telecommunications, media, entertainment, gaming, financial institutions, industrials, energy, resources, real estate, infrastructure, utilities and renewables.

Safe Harbor Language

This press release includes certain forward-looking statements, including statements regarding the expected effects on TRTL and Yatra of the proposed business combination, the anticipated timing and benefits of the business combination, the anticipated standalone or combined financial results of TRTL or Yatra, the anticipated future growth of Yatra or the markets it serves, and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on TRTL's and Yatra's managements' current expectations or beliefs and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) the satisfaction of the conditions to the business combination and other risks related to the completion of the business combination and actions related thereto; (2) the ability of TRTL and Yatra to complete the business combination on anticipated terms and schedule, including the ability to obtain stockholder or regulatory approvals of the business combination and related transactions; (3) risks relating to any unforeseen liabilities of TRTL or Yatra; (4) the amount of redemptions made by TRTL stockholders; (5) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; businesses and management strategies and the expansion and growth of the operations of Yatra; (6) the risk that disruptions from the transaction will harm Yatra’s business; and (7) other factors detailed in TRTL’s reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2015 under the caption "Risk Factors." Neither TRTL nor Yatra is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

Additional Information and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. In connection with the proposed business combination, Yatra intends to file with the SEC a Registration Statement on Form F-4 that will include a proxy statement of TRTL that also constitutes a prospectus of Yatra. TRTL will mail the proxy statement/prospectus to its stockholders. TRTL stockholders and other investors are urged to read the proxy statement/prospectus regarding the proposed business combination when it becomes available because it will contain important information regarding TRTL, Yatra, the proposed business combination, and related matters. You may obtain copies of all documents regarding the business combination and other documents filed by TRTL with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, NY 10019, or by calling TRTL at (212) 710-4100.

Participants in the Transaction

TRTL, Yatra and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TRTL in connection with the proposed business combination under the rules of the SEC. Information about the directors and executive officers of TRTL may be found in its Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 1, 2016. Information about the directors and executive officers of Yatra and the interests of these participants in the transaction will be included in the proxy statement when it becomes available.

Contacts:

Stephen Schifrin

Terrapin 3 Acquisition Corporation

212-710-4127

SOURCE: Terrapin 3 Acquisition Corporation